UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                               WASHINGTON DC 20549

                                    FORM 8-K
                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934
          DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): MAY 7, 2003

                            OREGON STEEL MILLS, INC.
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             (Exact name of registrant as specified in its charter)

      DELAWARE                             1-9887                94-0506370
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(State or other jurisdiction           (Commission             (IRS Employer
 of incorporation)                      File Number)         Identification No.)


1000 S.W. BROADWAY, SUITE 2200; PORTLAND, OREGON                    97205
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(Address of principal executive offices)                        (Zip code)


                                 (503) 240-5787
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              (Registrant's telephone number, including area code)


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ITEM 7.  EXHIBITS.

EXHIBIT
NUMBER            DESCRIPTION

99.1 Oregon Steel Mills, Inc. Company Press Release dated April 30, 2003, announcing financial results for the quarter ended March 31, 2003.

ITEM 9.  REGULATION FD DISCLOSURE.

The information below included in this Current Report on Form 8-K is furnished pursuant to Item 12 of Form 8-K, "Results of Operations and Financial Condition," and is reported under this Item 9 in accordance with SEC Release No. 33-8216.

On April 30, 2003, the Company issued a press release announcing its financial results for the first quarter ended March 31, 2003. A copy of the press release is filed as Exhibit 99.1 to this report and is incorporated herein by reference.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                            OREGON STEEL MILLS, INC.
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                                  (Registrant)



                                   By:   /s/ Jeff S. Stewart
                                        ------------------------------------
                                        Jeff S. Stewart
                                        Corporate Controller
                                        (Principal Accounting Officer)